CORPORATE PRESENTATION MARCH 2016 (NYSE MKT: INFU) Exhibit 99.1

Safe Harbor Statement INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Certain statements contained in this presentation are forward-looking statements and are based on future expectations, plans and prospects for the business and operations of InfuSystem Holdings, Inc. (“InfuSystem” or “the Company”) that involve a number of risks and uncertainties. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Company is identifying certain factors that could cause actual results to materially differ from those indicated by these forward-looking statements. Those factors, risks and uncertainties include, but are not limited to: potential changes in overall healthcare reimbursement, including CMS competitive bidding; sequestration; concentration of customers; increased focus on early detection of cancer; competitive treatments; dependency on Medicare Supplier Number; availability of chemotherapy drugs; global financial conditions; changes and enforcement of state and federal laws; dependency on suppliers; risks associated with acquisitions and joint ventures, including integration risks; US Healthcare Reform; relationships with healthcare professionals and organizations; technological changes related to infusion therapy; dependency on websites and intellectual property; dependency on key personnel; dependency on banking relationships; risks associated with our common stock, as well as any litigation to which the Company may be subject from time to time; and other risk factors as discussed in the Company’s annual report on Form 10-K for the year ended December 31, 2015 and in subsequent filings made by the Company from time to time with the Securities and Exchange Commission (the “SEC”), which can be obtained via the SEC’s Edgar website or by contacting the Company or the SEC. Forward-looking statements in this presentation are made as of March 9, 2016, and, unless required by law, the Company disclaims any duty to supplement, update or revise such statements, whether as a result of subsequent developments, changed expectations or otherwise. The Company regularly posts important information to the investors section of its website.

InfuSystem provides infusion pumps and related products and services for patients in the home, oncology clinics, ambulatory surgery centers, and other health care sites. Improving access to quality medical equipment required by clinicians Delivering products and processes that drive down the cost of infusion care Promoting patient care and safety, optimizing clinical outcomes About InfuSystem® (NYSE MKT: INFU) INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST

Investment Highlights INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST InfuSystem is a dominant provider in the at-home oncology infusion pump market 30%+ market share Business generates substantial annual cash flow $18.8 M AEBITDA in 2015 $7.9 M of Free Cash Flow* Substantial barriers to entry for potential new market entrants Pump fleet / Insurance contracts / EMR 13 of the last 14 quarters have been profitable New management team took over 3 years ago Strong gross margins, consistently above 70% Industry leading EMR connectivity to hospitals and clinics Significantly Reduced Cost of Capital $ Millions Revenue $ Millions Adjusted EBITDA* *2014 does NOT add-back the following charges: G&A expense on IT and Pain Management initiatives of $0.7M, a write-off of pumps $0.4M, severance of $0.2M *Free Cash Flow is presented under a new definition as of 12/31/2015. Please see appendix for Regulation G reconciliation of Free Cash Flow.

InfuSystem: Leading Provider of Oncology Infusion Pumps INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Four Revenue Streams to Drive Cash Flows (FY 2015) Core Business: Leading provider to Patients, Hospitals and Infusion Clinics in North America InfuSystem enables oncology patients the comforts of at-home treatment Permits hospitals and clinics access to INFU’s large inventory without a capital equipment purchase, while improving patient outcomes and driving down healthcare costs. INFU generates consistent recurring rental revenue Key Differentiators / Competitive Advantages Largest inventory & fleet of infusion pumps: ~$56 M at historical cost ~340 payor networks under contract* ~1,700 customer/facility count* World-class ISO service centers Significant barriers to entry for new participants Growth Drivers Pain Management expansion and other cancers Innovative EMR connectivity “InfuConnect” with hospitals and clinics Expanded portfolio - infusion related disposable sales New infusion drugs *As of December 31, 2015

Dominant Player in Our Niche INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST InfuSystem pumps permit oncology patients to receive treatment in the comfort of their home. 24/7 on-call oncology nurses InfuSystem is the market leader with more than ~1,700* customer/facility count - hospitals and oncology practice sites served in North America. 13 of the 20 top leading cancer institutions Total home infusion market is $10 billion. Oncology market treatable via continuous infusion is estimated to exceed $200 million annually. Cancer rates growing (NIH) In 2015 1.7M new cases of cancer in U.S. 39.6% of men & women will be diagnosed with cancer during their lifetimes U.S. cancer care could reach $156 billion in 2020 At-home treatment substantially drives down healthcare costs as mandated by ACA. Ambulatory Continuous Infusion Opportunity** (Oncology) *As of December 31, 2015 **Management estimates

Management Executing On Value-Creation Strategy INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST New management team focused on “Value-Creation Strategy” through series of strategic initiatives Four unique business models to capture increasing share of market opportunity and benefit from changing payor mix Accretive acquisition to expand market share “Land Grab” Expanding into adjacent addressable markets to drive growth Investments into next generation systems and technologies to increase customer retention Improving product utilization to increase return on investment Effective cash utilization through decreased borrowing rates Adjusted EBITDA Margins *2014 does NOT add-back the following charges: G&A expense on IT and Pain Management initiatives of $0.7M, a write-off of pumps $0.4M, severance of $0.2M

Value-Creation Strategy INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST FOUR REVENUE STREAMS DRIVING CASH FLOWS

Four Revenue Streams to Drive Cash Flows INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Patient-Based Rental (TPP) 72% of 2015 Sales A hospital/clinic provides an INFU pump to a patient to be utilized for at-home therapy InfuSystem bills patients insurance company for payment Hospital-Home Care Based Rental (Direct) 14% of 2015 Sales A hospital/clinic rents an INFU pump on a short term basis or clients choose to always rent INFU bills hospital/ clinic a flat rental rate Service & Repair 4% of 2015 Sales InfuSystem will service and repair pumps for OEMs, other secondary market infusion pump companies, and hospitals/clinics Rental Revenue 90% of 2015 Sales Product Sales 10% of 2015 Sales InfuSystem will refurbish pumps for sale to hospitals/clinics Customer has option to sell back pre-owned pumps Ability to sell new pumps Disposables for new and used pumps

Revenue Growth - Rental and Sales INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Product Sales $ Millions $ Millions Rental Revenues (Gross to Net Collected)

Net Collected Revenue INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Bad Debt as a Percent of Rental Revenue As new healthcare laws have been enacted, the focus on net collected revenue becomes increasingly important as a direct result of focus on contractual insurance changes Company's increased focus on collecting patient billings In-Network agreements Improved billing protocol High diversification of providers and payors No single healthcare provider represents more than 9% of Patient-Based Revenue (TPP) Patient-Based Rental Payor Mix (FY2015 Cash Collections)

Strong Customer “Stickiness” Leads to High Revenue Predictability INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Strong value placed on hospital/clinic contracts and relationships due to strong “reorder/recurring” revenue component InfuSystem provides patient-based pump rentals through ~1,700* customer/facility count (clinics/hospitals) with ~340* payor networks under contract Customer count has declined through market consolidation, with INFU on the winning side Oncology clinics/hospitals that account for 98% of patient-based pump rentals in 2014 also rented a pump in 2015 Average customer tenure (weighted by number of pump rentals in 2015) is over 9 years Percent of Pump Rentals by Oncology Clinics that Reordered in 2015 vs 2014 Growth in Oncology Customers and Payor Networks under Contract *As of December 31, 2015

Value-Creation Takeaway INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST STRATEGIC ACQUISITIONS TO STRENGTHEN MARKET SHARE IN CORE ONCOLOGY BUSINESS

Strategic Acquisition to Increase Market Share INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST InfuSystem has the largest inventory of home infusion pumps for the oncology market in the U.S. In April 2015, the company acquired Ciscura Holding Company, Inc., based in Alpharetta, Georgia Acquired inventory of approximately 1,800 infusion pumps Expand market share with additional 106 new infusion clinics relationships for InfuSystem primarily throughout the Southeast Offer InfuConnect (EMR) solutions and product portfolio: pole mounted infusion pumps and disposables, catheter care kits and chemo safety products (USP 800) Open new Southeast Service Center Enables same day service for equipment and supplies to much of the Southeast region “The right pump, the right place, and the right time. Working and patient ready.”

Kansas City Service Center Madison Heights Service Center Future Northeast Service Center (est. 2016) Atlanta Service Center (2015) Los Angeles Area Service Center Houston Service Center (2014) Toronto Canada Service Center Faster Turnaround Times and Improved Utilization INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST InfuSystem Service Centers Reduced cost of air shipments Improved utilization of pump fleet Increased market share of “Same-Day” rental market ISO 9001 Certification and CHAP accredited quality Annual pump recertification Maintenance & Warranty Ability to service smart pumps Hub and Spoke Model

Value-Creation Takeaway INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Expanding into adjacent addressable markets to drive growth

Expansion into At-Home Pain Management Infusion Pump Market INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST $10 BILLION Pain relieving effects of a peripheral nerve block can be extended by using a continuous peripheral nerve block catheter, local anesthetic & an electronic infusion pump Growing therapy in an estimated $700 million market 5.7 million orthopedic surgeries annually 50% are projected to be Continuous Peripheral Nerve Block Candidates Pain most common reason Americans access the health care system Leading cause of disability Major contributor to health care costs. Per National Center for Health Statistics (2006), approximately 76.2 million, 1 in every 4 Americans suffered from pain that last longer than 24 hours

Value-Creation Takeaway INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST INVESTMENTS INTO NEXT GENERATION SYSTEMS AND TECHNOLOGIES TO INCREASE CUSTOMER RETENTION

InfuConnect: Enhancing Customer Retention and Future Growth Driver (EMR) INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST EMR Integration – Simple as 1-2-3 Industry-Leading True- Paperless Solution More accurate / More efficient Smart Data Listener & Extractor Save up to 20 minutes per patient Clinics can do more with the time they have Ambulatory Infusion Made Easy On Any Device, Auto loaded Fastest Implementation Manage Patients Monitor Inventory Sign Orders Order Supplies Patient Education and more…

InfuConnect: Life Cycle Management INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST State of the Art Asset Tracking and Management Track Assets in Real Time Improve Recovery Rates Extend Asset Life Track From Any Device Fleet Management Made Easy Order Additional Pumps Schedule Service & Repair Access Recertification Docs Online, Anytime

Pain Management and Reporting INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Real-Time Pain Score Reporting Supporting High Patient Satisfaction Online, Anytime

Value-Creation Takeaway INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST FINANCIAL OVERVIEW

Total Revenue: Total vs Net Collected INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST $ Millions Total Revenues (Gross to Net Collected)

Strong Gross and Adjusted EBITDA Margins INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Gross Margins *2014 does NOT add-back the following charges: G&A expense on IT and Pain Management initiatives of $0.7M, a write-off of pumps $0.4M, severance of $0.2M Adjusted EBITDA Margins See Appendix for Regulation G Reconciliation

Free Cash Flow and Adjusted EBITDA INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Free Cash Flow* See Appendix for Regulation G Reconciliation $ Millions $ Millions Adjusted EBITDA See Appendix for Regulation G Reconciliation *Free Cash Flow is presented under a new definition as of 12/31/2015. Please see appendix for Regulation G reconciliation of Free Cash Flow. *2014 does NOT add-back the following charges: G&A expense on IT and Pain Management initiatives of $0.7M, a write-off of pumps $0.4M, severance of $0.2M

Net Income and Diluted EPS INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Net Income $ Millions Earnings Per Share Fully Diluted Basis ($45) ($45.4) *Q1-Q4 2015 = Normalized EPS-see Appendix for Regulation G Reconciliation *FY2015 is Normalized Net Income - see Appendix for Regulation G Reconciliation

Increased Borrowing Facility to Expand Future Pump Inventory INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST History of strong Free Cash Flows providing added borrowing capacity to expand growth of pump inventory Reduced cost of capital on new credit facility allows for increased Return on Invested Capital Current rate of less than 3.0% vs 18% in 2012, 9.5% in 2013, 7.75% in 2014 New facility signed with Chase in March 2015 Unrestricted Liquidity* Medical Equipment in Service (at cost) Total Debt $ Millions $ Millions $ Millions *Cash and Equivalents + Undrawn Revolver

New $45 Million Credit Facility INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST $45 million credit facility signed with JPMorgan Chase in March 2015 Term is five years $10 million revolver – undrawn at close $27 million Term Loan A – fully drawn at close $8 million Term Loan B – undrawn at close Expansion capital (including acquisition of Ciscura) InfuSystem has borrowed on this loan to fund the acquisition of Ciscura and associated integration costs Interest rate drops from 7.75% to 3.0% $1 million in cash interest savings potential Interest expense in Q4 2015 of $308k down from Q4 2014 of $779k and FY2015 interest expense of $1.7m down from YTD 2014 of $3.1m Repayment Term Loan A is repaid $965K quarterly Term Loan B is repaid quarterly as a percent of the drawn ranging from 3.75% to 4.475% Favorable covenants and terms Leverage ratio maximum increased from 2.0x to 3.0x (decreases over the term) Fixed charge ratio minimum decreased from 1.75x to 1.25x

Significant Barriers to Entry INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Established, long standing relationship with oncology practices ~1,700 Customer/Facility count* Growing Third Party Payor contracts ~340 Payor networks under contract* 98% retention of customer business Large fleet of ambulatory infusion pumps – ~$56 M at cost Generate revenue - Rental or sale Quicker response time - 24/7 Replacement value ~ $90 million Geographic coverage U.S. and Canada 6 Regional Service Centers – ISO 9001 Same day or next day delivery of pumps Pump repair and service capabilities Economies of Scale EMR Connectivity Predictable reimbursements Purchasing power Management of pump fleet National presence with Affordable Care Organizations (ACOs) Physicians, Outpatient oncology practices, hospitals, outpatient surgery centers, homecare practices, patient rehabilitation centers *As of September 30, 2015

Why Invest in InfuSystem? INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Leading Operator in Core Business – Oncology Infusion Dominate player in oncology infusion market Large fleet of ambulatory pumps for Rental or Sale Expanding Market Share Aging Population and Cancer Growth Solid Financial Performance Strong Cash Flows and Solid Gross Margin Profile Solid Growth in Net Collected Rental Revenue Improving Net Income Significantly Reduced Cost of Capital 2015 Guidance - Double Digit Growth in Net Collected Revenue Growth Drivers - Pain Management and InfuConnect (EMR) Solutions Peripheral Nerve Block and Smart Pump Growth True paperless: improved work flow and billing efficiencies New Management with Highly Focused Initiatives to Drive Value Increase EMR connectivity “InfuConnect” / Expand into new markets / Reduced cost of capital / Expand into new therapies, products and services

Questions? Russell Microcap® Index (NYSE MKT: INFU) IR Contact Info: Joe Dorame, Managing Partner Lytham Partners, LLC 602-889-9700 dorame@lythampartners.com

InfuSystem—Infusion Made Easy INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST APPENDIX

Company Snapshot INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST InfuSystem Holdings, Inc. Commentary Financial Summary ($ in millions) Headquarters: Madison Heights, MI Founded: 1998 Specialization: Healthcare / Medical Instruments & Supplies Management: Eric Steen, President & CEO, Jon Foster, EVP & CFO, Jan Skonieczny, EVP & COO, Mike McReynolds, EVP & CIO / Sean Schembri, EVP GC Est. Number of Employees: 260 LTM Revenue: $72.1M LTM AEBITDA: $18.8M *EV / LTM AEBITDA: 5.68x InfuSystem provides infusion pumps and related products and services for patients in: Patient’s home, Oncology clinics Ambulatory surgery centers Other health care sites 6 Regional Service Centers serves all of North America Profitable growth Oncology and orthopedic surgery Increased electronic connectivity New products and services Strategic geographic expansion Total Revenue Adjusted EBITDA Margin % *As of 3/8/16 Summary Trading Statistics* Stock Price: $3.22 52-Wk Range: $2.22-$3.71 Market Cap: $72.5M Enterprise Value: $106.6M EV / AEBITDA: 5.68x P / Adj. Earnings: 14x Share Price Volume 3/16

InfuSystem Niche – Extension of Clinic to Home INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Ambulatory Home Infusion 25-year old business model in DME billing At home, at work, at play, all while receiving the drug High satisfaction scores 24/7 on-call oncology nurses Proven outcomes with continuous home infusion Oncology, Post Surgical Pain, Special Disease States Patient-Based Rental TPP Payor Contracts Bills patient insurance 340+ Payor Networks under Contract (Commercial and Government) Commercial Payors reimburse more therapies than CMS Awarded contracts in all 9 MSAs (1 of 4 National Vendors) See CMS discussion in Form 10K for December 31, 2015 and later in this appendix

Hospital-Home Care Based Direct Payor Business Model INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Infusion pumps Enteral pumps InfuSystem’s Hospital-Home Care Based (DP) business is focused primarily on the sale, rental, financing and accompanying service of movable medical equipment to hospitals and alternate care sites who pay InfuSystem directly – no third-party reimbursement Founded in 1998 and currently headquartered in Lenexa, KS InfuSystem services – ISO 9001 - and repairs movable medical equipment Leading provider to alternate site healthcare facilities and hospitals in the United States and Canada Home infusion providers, long-term care, physician clinics, research facilities, etc. Transacts directly with healthcare providers – no third-party reimbursement revenue Service & Repair Products InfuSystem sells, rents and finances a wide variety of new and used large volume and ambulatory pumps InfuSystem services and repairs both its own fleet of pumps and many types of other movable medical equipment Syringe pumps Ambulatory pumps Large volume pumps Ambulatory pumps Fluid collection Medical equipment

Hospital-Home Care Based Direct Payor Offerings INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST InfuSystem offers new pumps from top brands Broker-dealer trading desk In addition, over 70 models and versions of pre-owned pumps are offered Pre-owned pumps are re-built and certified by in-house biomedical technicians to be patient ready Warranty offered on pre-owned pumps A variety of financing options to fit customers’ operating, budgeting and financing parameters Nationwide, industry-leading ISO 9001 service programs Launching 7th location - Northeast service center Pre-Owned & New Pumps from Top Manufacturers Full Spectrum of Ownership Options for Customers Sales Rental Asset Management Renting new or pre-owned equipment Rent pumps by the day, week or month to match swings in patient count Free shipping on all rentals Industry leader in sales of pre-owned equipment, creating significant savings Competitive pricing on new equipment Option to sell back pre-owned pumps Leasing plans offered ISO 9001 Service offered Service plans offered Local service expansion 6 existing; 1 planned Coordinate with Patient-Based Loaner pumps available Leading Provider of New and Pre-Owned Pumps

Medical Equipment Service & Repair INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST In addition to supporting and repairing InfuSystem’s in-house fleet, the Company certifies, recalibrates, repairs and services a variety of infusion pumps Pumps require scheduled maintenance and calibration in accordance with manufacturer’s specifications and regulatory guidelines Service and repair capabilities on high demand services reaching end of life that are no longer supported by manufacturers ISO certification and an established quality system strengthens relationships with major customers Provides InfuSystem an opportunity to establish a business relationship with customers that acquired pumps through other sources Continuing and increased need for compliance with current as well as anticipated regulations 28 highly qualified service technicians 5 major manufacturer relationships: 6 service centers, located in Michigan, Kansas, California, Texas, Georgia and Toronto, Canada

Competitive Bidding Overview INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST CMS must implement some form of competitive bidding by 2016. InfuSystem was not involved in neither Round 1 nor Round 2 of Competitive Bidding. During the 2013 Round 1 Recompete, InfuSystem was awarded contracts in ALL of the 9 MSAs with average cuts of ~21% for our category (per CMS). 1 of only 4 National Vendors to receive contracts in all 9 markets in our category CMS published a Final Rule in the Federal Register on November 6, 2014 that describes the methodology for reimbursement cuts for items/services provided to patients outside of MSAs subject to competitive bidding Based on the mix and billing levels of revenues and fee schedules for the fiscal year ended December 31, 2015, we estimate that our revenues could be reduced by up to approximately $3.8 million in 2016 and an additional $1.2 million in 2017. These reductions are expected to be offset by an increase in revenues related to our increase in networks under contract by approximately $1.5 million (which was impacted by the ACA) in 2016 and management believes further increases and improvements in its networks under contract can improve revenues in 2017, as well. Competitive Bidding Overview CMS Competitive Bidding Timetable CMS began the pre-bidding supplier awareness program CMS announced bidding schedule, start bidder education and begin a bidder registration period Bid window opens Current Round 1 bid contracts expire CMS announces Round 1 Recompete bid results – INFU impact $250K annually Bid window closes Implementation of Round 1 bid contracts and prices CMS announces bidding schedule for next bidding round– External Infusion pumps EXCLUDED CMS published the Final Rule in the Federal Register – INFU impact up to $3.8 million annually beginning 2016 Final Rule cuts begin to take effect Contracts from Round 1 Recompete expire Spring 2012 08/16/12 10/15/12 12/14/12 10/1/13 12/31/13 01/01/14 04/21/15 FY2016 12/31/16 11/06/14

INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST April 2015 - Acquires Ciscura for total of $6.2M Leverage: Total Debt to Adjusted EBITDA US$ millions

INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST April 2015 - Acquires Ciscura for total of $6.2M Leverage: Total Debt to Book Equity US$ millions

Non-GAAP Reconciliation: TTM Net Income to Adjusted EBITDA by Quarter INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Unaudited, in US$ thousands 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Trailing 12 Months Net Income (415) 783 1,369 2,006 3,743 plus Interest Expense 672 387 338 308 1,705 plus Income Tax Expense (285) 147 957 1,011 1,830 plus Depreciation 1,103 1,229 1,414 1,613 5,359 plus Amortization 631 713 756 784 2,884 EBITDA 1,706 3,259 4,834 5,722 15,521 plus Impairment Charges - - - - - plus Loss (Gain) on Derivatives - - - - - plus Concerned Shareholders - - - - - plus Extinguishment of Debt 1,599 - - - 1,599 plus Stock Based Compensation 287 330 179 200 996 plus Strategic Alternatives & Transition 255 351 22 41 669 Adjusted EBITDA 3,847 3,940 5,035 5,963 18,785

Non-GAAP Reconciliation: Annual Net Income to Adjusted EBITDA to Free Cash Flow to Change in Cash (part 1 of 3) INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Unaudited, in US$ thousands FY2011 FY2012 FY2013 FY2014 FY2015 Net Income (45,443) (1,489) 1,669 3,357 3,743 plus Interest 2,193 3,340 3,497 3,134 1,705 plus Tax (23,134) (663) 1,031 2,853 1,830 plus Depreciation 6,386 5,668 5,415 3,626 5,359 plus Amortization 2,662 2,734 2,618 2,516 2,884 EBITDA (57,336) 9,590 14,230 15,486 15,521 plus Impairment Charges 67,592 - - - - plus Loss (Gain) on Derivatives - - - - - plus Concerned Shareholders - 2,220 - - - plus Loss on Extinguishment of Debt - 671 - - 1,599 plus Stock Based Compensation - - 1,120 576 996 plus Strategic Alternatives & Transition - 645 604 - 669 Adjusted EBITDA 10,256 13,126 15,954 16,061 18,785

Non-GAAP Reconciliation: Annual Net Income to Adjusted EBITDA to Free Cash Flow to Change in Cash (part 2 of 3) INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Unaudited, in US$ thousands FY2014 FY2015 Adjusted EBITDA (continued from prior page) 16,061 18,785 less cash Taxes (298) (146) plus net decrease/(increase) in working capital, other noncash items & adjustments (1,464) (3,543) less capital investment for maintenance of medical equipment in service (1,347) (1,223) Unlevered Free Cash Flow 12,953 13,873 less cash Interest (2,351) (1,508) less mandatory debt principal payments (5,508) (4,574) less common stock transactions with employees & other miscellaneous (204) 86 Free Cash Flow 4,890 7,877 Discretionary Capital Investment Net (increase)/decrease in property and equipment excluding medical equipment (1,697) (293) Net (increase)/decrease in medical equipment rental fleet (5,993) (8,146) Net (increase)/decrease in medical equipment held for sale 1,409 (22) Net (increase)/decrease in software development and other non-pump assets (3,392) (5,643) Acquisition of Ciscura (including integration costs of $669K in FY2015) - (6,825) Total Cash (for)/from Discretionary Capital Investment (9,673) (20,929) Cash Flow available/(deficit) before Optional Net Reduction of Debt and Other (4,783) (13,052)

Non-GAAP Reconciliation: Annual Net Income to Adjusted EBITDA to Free Cash Flow to Change in Cash (part 3 of 3) INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Unaudited, in US$ thousands FY2014 FY2015 Cash Flow available/(deficit) before Optional Net Reduction of Debt and Other (continued from prior page) (4,783) (13,052) Optional Net (Reduction)/Increase of Debt Optional payoff of Wells Fargo credit facility - (20,609) Optional borrowing/(repayment) on bank credit facility, net 566 29,888 Optional borrowing/(repayment) on capital leases, net 3,594 4,233 Capitalized financing charges on Chase credit facility 0 (157) Total Optional Net (Reduction)/Increase of Debt 4,160 13,355 Cash Flow after Optional Net (Reduction)/Increase of Debt (623) 303 Other miscellaneous items - - Net Change in Cash (623) 303 plus Beginning Cash 1,138 515 Ending Cash 515 818

Non-GAAP Reconciliation: TTM Operating Income to Normalized Net Income and EPS by Quarter INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Unaudited, in US$ thousands except per share values 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Trailing 12 Months Operating Income $1,552 $1,317 $2,711 $3,284 $8,864 Adjustments: Integration Costs – Ciscura 255 351 22 41 669 Interest Expense (672) (387) (338) (308) (1,705) Other income (19) 0 (47) 41 13 Income before income taxes – adjusted $1,116 $1,281 $2,348 $3,058 $7,841 Income taxes – adjusted 454 205 963 1,024 2,572 NORMALIZED NET INCOME $662 $1,076 $1,385 $2,034 $5,269 Normalized Net income per share: Basic $0.03 $0.05 $0.06 $0.09 $0.24 Diluted $0.03 $0.05 $0.06 $0.09 $0.23 Weighted average shares outstanding: Basic 22,309 22,381 22,449 22,517 22,415 Diluted 22,309 22,825 22,838 22,929 22,843

Detailed Historical Income Statement INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST

Detailed Historical Balance Sheet INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST